Exhibit 10.1

Davis First Amendment

ARCH THERAPEUTICS, INC.

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT (the “Amendment”) is made by and between Arch Therapeutics, Incorporated (the “Company”) and Richard Davis (the “Employee”), effective as of July 27, 2015 upon approval by the Company’s Board of Directors, with reference to the following facts:

WHEREAS, (i) the Company and the Employee entered into the Employment Agreement dated as of July 7, 2014 (the “Agreement”) and (ii) the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals and the provisions contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment. The Agreement is hereby amended as follows:

1.1	Section 2 (a) of the Agreement is hereby deleted and replaced in its entirety with the following:

Annual Base Salary. As compensation for Executive’s performance of his duties hereunder, the Company shall pay to Executive a base annual salary of two-hundred fifty thousand dollars ($250,000), starting on July 1, 2015, (the “Annual Base Salary”), payable in accordance with the normal payroll practices of Company, less required deductions for state and federal withholding tax, social security and all other employment taxes and payroll deductions.

2.	Counterparts. This Amendment may be executed in separate counterparts, each of which so executed and delivered shall constitute an original but all such counterparts shall together constitute one and the same instrument and any one of which may be used to evidence this Amendment.

3.	Severability. All provisions of this Amendment are severable and any provision which may be prohibited by law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions of this Amendment and the parties hereto agree to cooperate to provide a legal substitute for any provision which is prohibited by law.

4.	Entire Agreement; Modifications and Amendments. This Amendment, together with the Agreement, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements and understandings both oral and written, between the parties with respect to the subject matter hereof. No provision of this Amendment may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the parties to this Amendment.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

RICHARD DAVIS

/s/ RICHARD DAVIS

Name: Richard Davis

ARCH THERAPEUTICS, INC.

By: /s/ TERRENCE W. NORCHI, MD

Name: Terrence W. Norchi, MD

Title: President and CEO

[Signature Page to Employment Agreement Amendment]

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